Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended March 31, 2021

OMAHA, Neb.--(BUSINESS WIRE)--April 19, 2021--AMCON Distributing Company (“AMCON”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company, is pleased to announce fully diluted earnings per share of $4.33 on net income available to common shareholders of $2.4 million for its second fiscal quarter ended March 31, 2021.

“We are pleased with our results for the second fiscal quarter. AMCON takes a long-term strategic view to the operation of our business. Providing our valued partners with the highest level of service guides our focus on a daily basis. Our outstanding team of associates work tirelessly to provide value to the customers and communities we serve,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. Mr. Atayan further noted, “AMCON continues to seek out acquisition opportunities for distributors who want to align with our growing platform and customer centric management philosophy.”

The wholesale distribution segment reported revenues of $366.2 million and operating income of $4.4 million for the second quarter of fiscal 2021. The retail health food segment reported revenues of $12.3 million and operating income of $0.7 million for the second quarter of fiscal 2021.

“Supply chain management is an essential element of servicing our customers in this challenging environment. Our proprietary technology platforms and state-of-the-art foodservice programs are tools we use to enhance our customers’ profitability. Our customer base continues to grow geographically and AMCON is deploying the capital and human resources necessary to support this growth in a collaborative fashion,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer further noted, “We are actively searching for facilities in, and adjacent to, the geographic markets we serve.”

Charles J. Schmaderer, AMCON’s Chief Financial Officer said, “AMCON is pleased with the progress of our strategic investment in Team Sledd, LLC. We ended the quarter with $67.8 million of shareholders’ equity and continue to relentlessly focus on maintaining high levels of liquidity in our business to support operations and our growth initiatives.”

AMCON’s Healthy Edge Retail Group plays an important role in the health and wellness of the communities it serves. Throughout the pandemic, our management team has worked diligently to offer a continuous and safe shopping experience for customers. Our long term relationship with the organic/natural products vendor community has enabled our stores to meet the demands of our customers for total wellness solutions. Our strategy is to offer a broad selection of the highest quality organic and natural merchandise available supported by a high degree of customer service not found at other big box retailers within our industry.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON also operates twenty (20) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods www.akins.com in its Midwest market, and Chamberlin's Natural Foods www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries Condensed Consolidated Balance Sheets March 31, 2021 and September 30, 2020

	March	September
	2021	2020
	(Unaudited)
ASSETS
Current assets:
Cash	$616,109	$661,195
Accounts receivable, less allowance for doubtful accounts of $0.9 million at March 2021 and September 2020	32,883,402	34,278,429
Inventories, net	81,088,400	98,971,773
Income taxes receivable	85,705	—
Prepaid and other current assets	6,188,097	2,091,645
Total current assets	120,861,713	136,003,042

Property and equipment, net	16,670,297	17,497,274
Operating lease right-of-use assets, net	17,588,664	18,936,126
Note receivable	3,500,000	3,500,000
Goodwill	4,436,950	4,436,950
Other intangible assets, net	500,000	500,000
Equity method investment	7,606,925	6,744,095
Other assets	360,459	383,786
Total assets	$171,525,008	$188,001,273

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,553,918	$22,108,299
Accrued expenses	8,737,907	8,306,160
Accrued wages, salaries and bonuses	3,656,777	4,761,020
Income taxes payable	—	567,408
Current operating lease liabilities	5,744,143	5,607,098
Current maturities of long-term debt	516,189	516,850
Total current liabilities	41,208,934	41,866,835

Credit facility	42,109,177	61,971,682
Deferred income tax liability, net	1,854,823	1,806,575
Long-term operating lease liabilities	12,438,764	14,028,606
Long-term debt, less current maturities	5,371,889	2,608,794
Other long-term liabilities	757,387	927,241

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 551,369 shares outstanding at March 2021 and 537,715 shares outstanding at September 2020	8,834	8,697
Additional paid-in capital	24,917,765	24,282,058
Retained earnings	73,724,722	71,362,334
Treasury stock at cost	(30,867,287)	(30,861,549)
Total shareholders’ equity	67,784,034	64,791,540
Total liabilities and shareholders’ equity	$171,525,008	$188,001,273

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Operations for the three and six months ended March 31, 2021 and 2020

	For the three months ended March		For the six months ended March
	2021	2020	2021	2020
Sales (including excise taxes of $92.0 million and $87.5 million, and $192.5 million and $181.5 million, respectively)	$378,513,490	$337,886,516	$783,258,263	$697,987,619
Cost of sales	355,540,704	317,193,063	736,823,498	656,449,455
Gross profit	22,972,786	20,693,453	46,434,765	41,538,164
Selling, general and administrative expenses	19,022,167	18,512,890	37,621,983	37,465,626
Depreciation and amortization	779,925	790,901	1,554,210	1,516,361
	19,802,092	19,303,791	39,176,193	38,981,987
Operating income	3,170,694	1,389,662	7,258,572	2,556,177

Other expense (income):
Interest expense	310,543	387,263	686,973	859,686
Other (income), net	(84,265)	(29,920)	(126,088)	(36,697)
	226,278	357,343	560,885	822,989
Income from operations before income taxes	2,944,416	1,032,319	6,697,687	1,733,188
Income tax expense	829,000	333,000	1,840,000	582,000
Equity method investment earnings, net of tax	313,492	—	648,831	—
Net income available to common shareholders	$2,428,908	$699,319	$5,506,518	$1,151,188

Basic earnings per share available to common shareholders	$4.41	$1.24	$10.02	$2.04
Diluted earnings per share available to common shareholders	$4.33	$1.22	$9.87	$2.02

Basic weighted average shares outstanding	551,369	565,697	549,729	564,129
Diluted weighted average shares outstanding	560,941	571,852	557,741	569,856

Dividends declared and paid per common share	$5.18	$0.46	$5.36	$0.64

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Shareholders’ Equity for the three and six months ended March 31, 2021 and 2020

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED MARCH 2020
Balance, January 1, 2020	869,367	$8,692	(303,534)	$(28,840,011)	$24,192,954	$66,592,637	$61,954,272
Dividends on common stock, $0.18 per share	—	—	—	—	—	(107,056)	(107,056)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	31,191	—	31,191
Repurchase of common stock	—	—	(307)	(23,643)	—	—	(23,643)
Net income	—	—	—	—	—	699,319	699,319
Balance, March 31, 2020	869,367	$8,692	(303,841)	$(28,863,654)	$24,224,145	$67,184,900	$62,554,083

THREE MONTHS ENDED MARCH 2021
Balance, January 1, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$25,007,239	$71,401,400	$65,550,186
Dividends on common stock, $0.18 per share	—	—	—	—	—	(105,586)	(105,586)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	(89,474)	—	(89,474)
Repurchase of common stock	—	—	—	—	—	—	—
Net income	—	—	—	—	—	2,428,908	2,428,908
Balance, March 31, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,917,765	$73,724,722	$67,784,034

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
SIX MONTHS ENDED MARCH 2020
Balance, October 1, 2019	856,039	$8,561	(303,425)	$(28,831,855)	$23,165,639	$66,414,397	$60,756,742
Dividends on common stock, $0.64 per share	—	—	—	—	—	(380,685)	(380,685)
Compensation expense and issuance of stock in connection with equity-based awards	13,328	131	—	—	1,058,506	—	1,058,637
Repurchase of common stock	—	—	(416)	(31,799)	—	—	(31,799)
Net income	—	—	—	—	—	1,151,188	1,151,188
Balance, March 31, 2020	869,367	$8,692	(303,841)	$(28,863,654)	$24,224,145	$67,184,900	$62,554,083

SIX MONTHS ENDED MARCH 2021
Balance, October 1, 2020	869,867	$8,697	(332,152)	$(30,861,549)	$24,282,058	$71,362,334	$64,791,540
Dividends on common stock, $5.36 per share	—	—	—	—	—	(3,144,130)	(3,144,130)
Compensation expense and issuance of stock in connection with equity-based awards	13,722	137	—	—	635,707	—	635,844
Repurchase of common stock	—	—	(68)	(5,738)	—	—	(5,738)
Net income	—	—	—	—	—	5,506,518	5,506,518
Balance, March 31, 2021	883,589	$8,834	(332,220)	$(30,867,287)	$24,917,765	$73,724,722	$67,784,034

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Cash Flows for the six months ended March 31, 2021 and 2020

	March	March
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,506,518	$1,151,188
Adjustments to reconcile net income from operations to net cash flows from (used in) operating activities:
Depreciation	1,554,210	1,516,361
Equity method investment earnings, net of tax	(648,831)	—
(Gain) loss on sales of property and equipment	(1,374)	33,642
Equity-based compensation	833,624	446,114
Deferred income taxes	48,248	102,163
Provision for losses on doubtful accounts	5,000	390,000
Inventory allowance	110,769	55,746
Other	—	(42,011)
Changes in assets and liabilities:
Accounts receivable	1,390,027	(3,535,875)
Inventories	17,772,604	17,375,263
Prepaid and other current assets	(4,096,452)	(100,883)
Other assets	23,327	(133,074)
Accounts payable	429,389	4,401,077
Accrued expenses and accrued wages, salaries and bonuses	(610,589)	(1,432,939)
Other long-term liabilities	(169,854)	—
Income taxes payable and receivable	(867,112)	178,013
Net cash flows from (used in) operating activities	21,279,504	20,404,785

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(720,567)	(2,245,139)
Proceeds from sales of property and equipment	10,938	—
Net cash flows from (used in) investing activities	(709,629)	(2,245,139)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	771,182,879	680,161,101
Repayments under revolving credit facility	(791,045,384)	(697,319,735)
Proceeds from borrowings on long-term debt	3,000,000	—
Principal payments on long-term debt	(237,566)	(264,275)
Repurchase of common stock	(5,738)	(31,799)
Dividends on common stock	(3,144,130)	(380,685)
Settlement and withholdings of equity-based awards	(365,022)	—
Net cash flows from (used in) financing activities	(20,614,961)	(17,835,393)
Net change in cash	(45,086)	324,253
Cash, beginning of period	661,195	337,704
Cash, end of period	$616,109	$661,957

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$690,134	$927,322
Cash paid during the period for income taxes	2,658,865	301,824

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$16,230	$6,583
Issuance of common stock in connection with the vesting and exercise of equity-based awards	949,812	990,653

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727